                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 November 12, 1996
               -------------------------------------------------
               (Date of Report, date of earliest event reported)



                            TITANIUM METALS CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




        Delaware                   0-28538                 13-5630895
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     (State or other             (Commission              (IRS Employer
      jurisdiction of             File Number)             Identification
      incorporation)                                       Number)



      1999 Broadway, Suite 4300, Denver, CO                    80202
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     (Address of principal executive offices)                (Zip Code)



                               (303) 296-5600
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              (Registrant's telephone number, including area code)


                               Not Applicable
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             (Former name or address, if changed since last report)





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Item 5:  Other Events

         On November 11, 1996, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to the Registrant's private offering of convertible preferred securities.



Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              Item No.                 Exhibit List
             ----------   ------------------------------------------------
                99.1      Press release dated November 11, 1996 issued by
                          Registrant.





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             TITANIUM METALS CORPORATION
                                             (Registrant)




                                             By: /s/ John R. Burt
                                                 -----------------------------
                                                      John R. Burt
                                                      Corporate Attorney
                                                      and Assistant Secretary




Date: November 12, 1996





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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
99.1          Press release dated November 11, 1996 issued by Registrant.
